SECURITIES AND EXCHANGE COMMISSION

                                                            Washington, D.C. 20549

                                                                     FORM 8-K

                                                            CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): February 20, 2008

Cagle's, Inc.

(Exact name of registrant as specified in its charter)

                            Georgia                                1-7138                               58-0625713

             (State or other jurisdiction            (Commission                        (I.R.S. Employer

                                 of incorporation)                  File Number)                        Identification No.)

                                         2000 Hills Avenue, N.W., Atlanta, Ga.            30318

                                        (Address of principal executive offices)        (Zip Code)

                                                               (404) 355-2820

                                    (Registrants telephone number, including area code)

                                                              Not applicable

                             (Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(   )  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(   )  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(   )  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(   )  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws

The Board of Directors of Cagle's, Inc. (the "Company") on February 20, 2008 amended Section 7.1 of the Company's Bylaws to provide that the Company may issue shares of its capital stock with or without certificates.

The description of the amendment to the Bylaws set forth above is qualified by reference to the full text of the amended provision which is filed hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.                        Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit

Number                    Description

3.1                           Amended Section 7.1 of the Bylaws of Cagle's, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle's, Inc.

(Registrant)

Date: February 20, 2008

By:   /s/  Mark M. Ham IV

 Mark M. Ham IV

 Chief Financial Officer